THE NORTH COUNTRY LARGE CAP EQUITY FUND (the “Fund”)

Ticker: NCEGX

a series of

THE NORTH COUNTRY FUNDS (the “Trust”)

Supplement dated January 3, 2025 to the Prospectus and Statement of Additional Information, each dated March 31, 2024, as may be supplemented from time to time

At a meeting held on January 2, 2025, the Trust’s Board of Trustees (the “Board”) unanimously approved a new investment advisory agreement (the “New Investment Advisory Agreement”) for the Fund with Advisors Preferred, LLC (“Advisors Preferred”) that will, subject to shareholder approval, replace the Fund’s current investment advisory agreement with North Country Investment Advisers, Inc. Advisors Preferred commenced operations in 2011 as an investment adviser to mutual funds and currently has approximately $1.7 billion in total assets under management in 21 mutual funds as of August 20, 2024. The Board believes Advisors Preferred may bring strategic collaboration, resources and new relationships that may benefit the Fund and, ultimately, shareholders.

In connection with the proposed transition of investment advisory services to Advisors Preferred, the Board also approved the nomination of five new trustees for the Trust to be elected by shareholders to replace the current Trustees: Charles R. Ranson, Felix Rivera, David M. Feldman, Brian S. Humphrey, and Catherine Ayers-Rigsby (the “New Trustees”). The proposed New Trustees currently serve as board members for the other mutual funds advised by Advisors Preferred, and the Board believes nominating the New Trustees to serves as the trustees for the Trust and Fund will provide operational, management and oversight efficiencies.

At an upcoming special meeting of shareholders of the Fund expected to occur on or about February 26, 2025, shareholders will be asked to consider and approve both the New Investment Advisory Agreement and New Trustees. Shareholders of record of the Fund as of the record date, expected to be January 7, 2025, will be entitled to vote at the meeting and should expect to receive a proxy statement providing more information about the New Investment Advisory Agreement and New Trustees. If approved by shareholders, the New Investment Advisory Agreement will take effect, and the New Trustees will begin serving, immediately following the special meeting, at which point the current Trustees will resign.

Please retain this supplement for future reference.